Q1 2023 Earnings Presentation © 2023 Hyzon Motors Inc. All Rights Reserved

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Forward Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, are forward-looking statements. When used herein, the words "aims", "could," "should," "will," "may," "believe," "anticipate," "intend," "estimate," "expect," "project," the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements are based on management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Hyzon disclaims any duty to update any forward-looking statements, all of which are expressly qualified byevents or circumstances after the date of this presentation. Hyzon cautions you that forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Hyzon, including, but not limited to, the following: our ability to commercialize our products and strategic plans, including our ability to establish facilities to produce our fuel cells, assemble our vehicles or secure hydrogen supply in appropriate volumes, at competitive costs or with competitive emissions profiles; our ability to effectively compete in the heavy-duty transportation sector, and withstand intense competition and competitive pressures from other companies worldwide in the industries in which we operate; our ability to convert non-binding memoranda of understanding into binding orders or sales (including because of the current or prospective resources of our counterparties) and the ability of our counterparties to make payments on orders; our ability to invest in hydrogen production, distribution, and refueling operations to supply our customers with hydrogen at competitive costs to operate their fuel cell electric vehicles; disruptions to the global supply chain, including as a result of geopolitical events, and shortages of raw materials, and the related impacts on our third party suppliers and assemblers; our ability to maintain the listing of our common stock on the Nasdaq Capital Market; our ability to raise financing in the future; our ability to retain or recruit, or changes required in, our officers, key employees or directors; our ability to protect, defend, or enforce our intellectual property on which we depend; and the impacts of legal proceedings, regulatory disputes, and governmental inquiries. Additional information on potential factors that could affect the financial results of Hyzon and its forward-looking statements is included in the "Risk Factors" section of Hyzon's Annual Report filed on Form 10-K and other documents filed by Hyzon from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Hyzon gives no assurances that Hyzon will achieve its expectations as may be described herein. 2

Q1 2023 Strategy & Commercial Development Update 3 – Parker Meeks, Chief Executive Officer 3

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Highly Focused Restructured Strategy & Operations 4 Action taken Forward strategy Technology • Refocused on fuel cell and fuel cell manufacturing • Prioritized R&D spend on highest value projects • Focus on 200kW fuel development • Accelerate commercialization and scalable manufacturing Product • Rationalized product portfolio • Commercialize single vehicle platform per region Geography • Re-evaluated market and customer contracts • Trimmed operating subsidiaries • Target high-growth markets with strong government support Organizational Structure • Tightened accountability and management reporting lines • Strengthened leadership team (COO, CHRO) • Integrated global functions • Drive culture of innovation and excellence through performance, professional and personal development • Global, centralized vehicle & technology design & development Governance • Completed Special Committee Investigation • Created Sarbanes Oxley and ERP implementation teams • Stood up complete performance management toolkit • Advance stringent and transparent processes and controls across the organization • Fully implement Special Committee recommendations

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Hyzon’s Proprietary Fuel Cell Production Facility 5 Bolingbrook Facility, IL 1 Proprietary, in-house design, development and manufacturing of 200kW FCS 2 On track for Start of Production or SOP of 200kW FCS in 2024

Driving Hyzon's 200 kW Single FCS Technology to Commercialization

200 kW FCS Major Milestones: Start-of-Production and Durability

1H 2023

- ✓ 200 kW FCS A-Samples produced and tested
- ✓ 3x 200 kW FCS B1 Samples produced and tested
- ✓ Design Verification Plan (DVP)
- 6x 200 kW FCS B2 Samples produced and tested (3 systems completed so far)

2H 2023

- Manufacture and test 16x 200 kW FCS B2 and C samples
- Design Verification Plan and Report (DVP&R)
- Short stack durability (Accelerated Stress Testing – AST & Load Cycle Testing – LCT)

1H 2024

- 200 kW FCS durability with simulated vehicle drive cycles
- In-vehicle on-road 200 kW FCS validation tests

2H 2024



- Declare pre-production
- Process Verification Plan and Report (PVP&R)
- Start of Production (SOP)

HYZON

6

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

…Providing Significant Advantages Over Two ~100 kW FCS Deployments Due to Hyzon's Advantaged IP and Design

Advantages of Hyzon's 200 kW single fuel cell system IP and benefits vs. two ~100 kW fuel cell systems

1 — 7-layer MEA
- Innovative MEA design increase the robustness, performance and durability
- Exclusively own 20 US and international patent applications on MEA

2 — Hybrid BPP
- Patented hybrid bipolar plate (graphite and metallic)
- Combined advantages of graphite and metallic plates
- Enables much larger cell size
- Improved heat distribution & water management
- Suitable for heavy-duty applications

3 — Single stack
- More individual fuel cells than typical industry fuel cell stacks
- Integrated design eliminating external connectors and cables

4 — Roadmap
- Adhering to robust engineering testing and standards
- DVP&R ongoing
- 25 200kW fuel cells are being made
- Continuous manufacturing upgrade



Fuel Cell Sta

Hyzon's 200 kW single FCS shows significant benefits vs. traditional approach of two ~100 kW fuel cells

-30%
Total Volume

-25%
Total FCS cost in truck BOM (200 kW vs. 2x~100 kW)

-30%
Total FCS weight vs. 2 systems

+20%
Miles per kg H2 vs. 120 kW FC truck[1]

1. 200 vs. 120kW at 120kW; Estimated based on early 200 kW truck testing at test track in similar simulated routes on flat road vs. similar use case performance with single 120 kW FCS

HYZON
7

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Hyzon’s Technology Advantages is Based on Proprietary Fuel Cell IP Note: These are exclusively utilized by Hyzon Motors in mobility in Hyzon’s core markets of North America, Europe and Australia / New Zealand. Numbers include patents applied, including those awarded or pending. 8 Leveraging IP to produce and commercialize 200kW FC system Category # of patents Significant areas Membrane Electrode Assembly (MEA) 25 Covers, electrode design, membrane catalyst, gas diffusion layer Bipolar Plate (BPP) 16 Flow field design, durability improvement Unit Cell 15 Sealing, bonding FC Stack 6 Stack design, assembly Balance of Plant (BOP) 35 Humidifier, sensors, system controllers and peripherals Fuel Cell System 23 Anode, cathode and coolant loops, Modular boost converter Other 37 Hydrogen storage, vehicle and battery (incl. SOC management) Total 157

Three Streamlined and Region-Specific Core Platforms

Region-specific product platforms minimize asset requirements and maximize standardization

1. One platform developed per region
2. Standardized fuel cell powertrain
3. Modularized balance of plant/electrified components
4. Third party contractor assembly strategy[1]
5. Customer deployments in 2023 in all three regions

Conventional


200kW

- Fully developed 110kW platform + SOP with Fontaine in progress
- 200kW A-sample truck in testing, C-sample bench testing started
- Commercial agreements signed with blue chip customers with deliveries planned in 2H 2023
- Liquid hydrogen long-range truck in on-track testing, pending customer demonstration

Cabover



- 110kW deployed to customers for trials/ demonstrations
- 200kW development in process

Rigid


HYZON

- Fully developed 110kW platform
- ISO certified for safety, quality end environmental
- Commercial delivery planned in 2H 2023

1 .Hyson Motors US and Hzyon Motors Europe to leverage third party contract assembly for FCEV truck assembly; Hyzon Australia planned to assemble its own vehicles in scale-up of production

HYZON

9

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Third Party Assembly Model Drives Cost & Capital Efficiency Combined with Subassembly- Driven Modular Design • Subassembly Build • System Validation • Scalable Production • US (3rd party contract assembly) • Europe (Evaluating 3rd party contract assemblers) • ANZ (In-house) • Demonstration/Sales Units • Customer Confidence • After Sales Support Commercializing Through Capital Light Model Subassembly Modules Final Assembly Customer Experience 10

Positive Contribution Margin at Truck-Level Today, with Specific Cost Reduction and Fuel Efficiency Improvement Initiatives to Expand

Illustrative unit economics of Hyzon's Class 8 fuel cell electric vehicle; U.S. example based on Hyzon internal estimates

Cab / Chassis
- Fixed pass-through cost of cab / chassis – lowest cost contributor to overall cost of Class 8 trucks
- Sourced either directly from OEMs / existing fleet through customer or recent trucks from dealers, minimizing working capital outlay

3rd Party Assembler Fee
- **Capital-light model w/ 3rd party Assembly contractor fee, small & decreasing portion of cost structure**

Fuel Cell
- Leveraging proprietary technology and in-house production to manufacture industry-leading 200kW fuel cell
- Cost advantages through in-house manufacturing as compared to purchased fuel cells from third parties

Powertrain & Auxiliary
- Electrified powertrain modules standardized across platforms and vehicles to drive economies of scale, optimized with suppliers over time

Illustrative Cost Breakdown of Hyzon's US Class 8 Truck[1]

100% = Total Price (Actual or Estimated) Excluding Taxes & Delivery



Contribution Margin
Assembler Fee
Powertrain / Aux / Other
Cab / Chassis
Fuel Cell
100%
110kW fuel cell (2023)
200kW fuel cell (low volume estimate)
200kW fuel cell (high volume estimate)

1. Illustrative graph is drawn to scale; unit level contribution margins (direct costs plus warranty reserve) – 110kW fuel cell based on current cost stack and 200kW fuel cell (low and high volume) based on Hyzon Motors internal estimates

HYZON

11

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

Capital-Light Model Leveraging Third-Party Contract Assemblers Drives Both Cost and Partial Working Capital Advantages vs. Full Vehicle Manufacturing

Overview of Capital Light Third Party Assembly Model Benefits to FCEV Cost Structure and Cash: US Example

Illustrative Component / Assembler Cost of Hyzon's Class 8 Truck


U.S. Example
Contribution Margin
Assembler Fee
Powertrain / Aux / Other
Cab / Chassis
Fuel Cell

3rd Party Contract Assembler Fee

- FCEV truck assembled by third party contract assemblers (US and EU)
- Smallest share of cost stack and incurred only on a unit-by-unit basis (No large capital outlay for truck plant)
- Significant cost reduction per unit particularly at scale-up trajectory volumes

Illustrative Working Capital Burden of Hyzon's Class 8 FCEV Truck Under US Large Fleet Dealer Model


U.S. Large Fleet Example
Cab / Chassis
Powertrain / Aux / Other
Fuel Cell

Working Capital Requirement: Cab & Chassis (US Large Fleet)

- In the U.S., customer driven base truck order (through dealer) sent directly from OEM to assembler
- In that model, Hyzon does not carry working capital for the base truck cab & chassis
- Materially lowers working capital cash burden of the overall FCEV truck

HYZON
12
© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Anticipating Approaching Diesel Parity Without Relying on Truck Subsidies at Volume of 1,000 Trucks Annually 1. Based on fuel cell electric Class 8 truck illustrative sales price of $500k, for analysis purposes reduced to $425k @ 1,000 units (with and without purchase subsidies of $240k), 100k miles per year for 8 years, $5.0 / kg H2 cost, vehicle maintenance of $0.17 / mile and fuel economy of 6.0 (1), 7.0 (500), 8.0 mi/kg (1,000) Assumed acquisition cost of $139k. Diesel fuel economy assumed 5.4 mpg @ $4.80 / Gal with maintenance costs of $0.20 / mile. 13 $1.31 $1.14 $0.98 $1.61 $1.49 $1.33 1 500 1000 FCEV (with subsidy) FCEV (without subsidy) $1.31 Diesel Hyzon Units Produced 1 2 Illustrative Total Cost of Ownership Comparison $/mile Manufacturing 200 kW fuel cells in house offers significant cost advantages through scale impact1 Vehicle production currently transitioning to at- scale production via modularization & standards2 Detailed R&D pathway identified to drive fuel efficiency improvement on Class 8 Cascadia, including 200 kW benefits 3

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Early Engagement Trial Planning / Contract Negotiations Contracted Fleets 47 24 11 Active and Progressing Pipeline with Initial Anchor Customers Contracted in Each Region Note: Company logos are trademarked images of the respective firms 14 Number of fleets active at each Pipeline Stage 1 Traction in all three regions primarily focused on California, Netherlands, Germany/Austria, and ANZ 2 Anchor customer agreements in place in each region, commercially activated in 2023 3 Priority back to base use cases including drayage, food & beverage, short haul freight Global Pipeline Select Contracted Fleets

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Large Fleet Focus with Three-Step Ramp-up, Enabling 1,000 Trucks per Year with just 10 Large Fleet Customers 1. Based on 40kg of hydrogen consumption per day per FCEV Class 8 truck. 15 Example Large Fleet Customer Order Intention Ramp-Up Schedule w/ Hydrogen Fuel Requirements 1 Hyzon’s commercial model collaborates with customers through the FCEV ramp-up, starting with trials attached to confirmed pilots and milestone orders 2 Post-trial fleet ramp-up to 100 trucks per year over 3-4 year period 3 10 customers per region leads to 1,000 trucks per year over multiple phases 4 Active trial and customer pipeline with anchor customers under agreements in US, Europe and Australia/New Zealand Number of Class 8 FCEV trucks Cumulative hydrogen consumption (tons/day)1 Hydrogen Fueling Solutions Cumulative Class 8 FCEV trucks in fleet Public access or behind the fence based on interest and operational needs Mobile refueler or existing public access 15-20 ~0.8 – 1.2 20-30 Implementation 30-50 ~2.0 – 3.2 50-80 Milestone 75-100 ~5.0 – 7.0 125-180 Ramp-up 5-10 ~0.2 – 0.4 5-10 Pilot

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Rigid Platform Nearing First Globalization Event with US-build nearing Ready- To-Ship Australia U.S. • ISO-Certified truck platform • Final production version and full homologation targeted in July 2023 • First vehicle set to hit Australian roads in Sydney in July 2023 • Initial contract announced with Remondis • First truck built in Australia, operational and nearing ready-to-ship to the U.S. w/o refuse body • To enter trial program w/ California customers following refuse body upfit and testing • Pairs well with circular ecosystem and fuels for potential H2 production from landfills in California (e.g. Raven SR Richmond project) 16

Liquid Hydrogen Truck Testing at MITRP Underway, with Customer Demonstration In Planning

CHART HYZON





- Truck fully assembled, in track testing at Michigan Technical Resource Park (MITRP)
- Demonstration vehicle packaged with 110kW FCS + ~100kg of LH2 on-board
- Customer demonstration in planning for commercial operations, targeting minimum 600-mile range
- Liquid dispensing partnerships in initial shaping stages ahead of commercialization planning

Note: Company logos are trademarked images of the respective firms

HYZON

17

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

Subsidy Availability Drives Thousands Of Zero Emission Trucks With Diesel Parity Conversion Potential in Near-Term

● Hyzon locations



	Already Active Up to 2023			2024 and Beyond			
Program	HVIP	Carl Moyer	VW Settlement	DOE Hubs	IRA	IRA Clean Ports	Other upcoming legislation
Funding Available	$430MM in 2023	$45MM in 2023	$2Bn until 2026	$8Bn	$1Bn	~$2.3Bn through 2027	Hydrogen Infrastructure Initiative (inclusive of Hydrogen for Trucks Act)
Est. Potential ZE Class 8 Trucks	~2,000 in 2023	~180 in 2023	Typically 20-50 trucks per state (e.g. TX, NY, MI)	~6,000-7,000	~4,200	In comment period ~2,000 trucks	



	Already Active Up to 2023					2024 and Beyond			
Program	Horizons	Innovation Fund	Germany	France	Spain	IPCEI Project Hy2Use	UK ZERFT	Netherlands	Other upcoming legislation
Funding Available	€15.1Bn through 2027	€1Bn through 2023	€900MM through 2024	€340MM through 2022	€400MM through 2023	Up to €5.2Bn	£20 -£90MM (annual)	€40MM through 2024	Green Deal Industrial Plan
Est. Class 8 Trucks	~5,000 through 2027	~250 through 2023	~3,000 through 2024	~1,200 through 2022	~1,500 through 2023	Up to ~19,000	~100-200 (annual)	~200 through 2024	

Source: California Air Resources Board, New York State Truck Voucher Incentive Program, Rocky Mountain Institute, U.S. EPA, U.S. Senate Energy and Natural Resources Committee, U.S. Senate Initiatives, EU Research & Innovation Programme, UK Innovation Funding Service, European Federation for Transport and Environment, Hydrogen Europe, The International Council on Clean Transportation, press releases.

HYZON

18

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Significantly Restructured since August 2022 19 Organization Structure Today CEO Chief Financial Officer Chief Operating Officer Hyzon China Chief Legal Officer Chief Human Resources Officer Actively recruiting Marketing & Communications Chief Accounting Officer Corporate Development Chief Technology Officer Global Procurement & Supply Chain Global Engineering Global Quality & Safety Fuel Cell Manufacturing Conventional Program Hyzon Europe Hyzon Australia Cabover Program Rigid Program Recent hires President, North America President, International Operations Transitioned from founder-led execution to… • Globally integrated functions by consolidating operational and functional reporting lines • Centralized technology & vehicle development • Significant key leadership additions to drive further efficiencies, governance and operational controls

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Hydrogen Production Relationships & Investment Rights Provide Access to Fuel at Diesel Parity Note: Company logos are trademarked images of the respective firms 1. Includes unrecyclable plastics 20 MSW1 RNG Ind. gas Biomass Solar/Wind CA, Europe Midwestern U.S. Western U.S. Western U.S. OK Applicability by Feedstock Hyzon Location Focus

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED21 Richmond, CA Republic Services West Contra Costa Landfill S-Series • Waste-To-Hydrogen Note: Company logos are trademarked images of the respective firms Source: Raven Technology Steam/CO2 Reformation, non-combustion Expected Launch Date Spring 2024 California Environmental Quality Act Approval May 16, 2023 Bay Area Air Quality Management District Expected Approval Summer 2023 Construction Summer/Fall 2023 Feedstock Organic waste, up to 99 wet tons per day, 34,155 MT per year (based on 345 days of operation per year) Hydrogen Production 5 tons per day/2,400 MT per year Avoided Emissions 7,200 MT CO2e annually Raven S1, LLC Partners:

Hyzon's Focus in 2023-2024: Execution, Which is Well Underway

Priority Milestones to achieve in 2023-2024

Organization | Fuel cell | Vehicle

Category	Timing	Priority Milestones (Subset)	Status
Organization	2H 2022	Restructure Hyzon Europe & China Ops	✓
Vehicle	2H 2022	Rigid Platform ISO Certification & Launch	✓
Vehicle	1H 2023	Europe Cabover Gen 1 4x2 Customer Launch with Anchor Customers	✓
Fuel cell	1H 2023	First 200kW B-sample fuel cell produced and tested	✓
Vehicle	1H 2023	First U.S. customer order contracted	✓
Vehicle	1H 2023	First 200kW FCEV truck in testing	✓
Fuel cell	2H 2023	200kW fuel cell C-sample declaration	
Vehicle	2H 2023	Deliver first commercial Class 8 Hyzon FCEV to U.S. customer	
Fuel cell	2H 2023	25 200kW fuel cell prototypes produced / validated and C-Sample 200 kW Declared	
Vehicle	1H 2024	200kW FCEV Truck Commercial Launch	
Fuel cell	2H 2024	200kW production facility SOP declared	

HYZON

22

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

Q1 2023 Financial Highlights and Update 23 – Jiajia Wu, Interim Chief Financial Officer 23

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Q1 2023 Financial Summary 24 (in thousands) 1Q 2023 4Q 2022 3Q 2022 2Q 2022 1Q 2022 Revenue $ — $ 787 $ 5 $ 46 $ 2,888 Cost of revenue 838 13,094 8,203 1,370 653 Research and development 9,340 12,472 9,241 10,483 6,936 Selling, general, and administrative 30,857 38,153 36,103 20,065 19,752 Loss from operations (41,035) (62,932) (53,542) (31,872) (24,453) Other income (expense) 10,777 14,099 17,889 70,663 16,161 Net income (loss) before income taxes $ (30,258) $ (48,833) $ (35,653) $ 38,791 $ (8,292) Income tax expense — — — — 526 Non-controlling interest (10) (5,966) (10,858) (3,208) (2,295) Net income (loss) attributable to Hyzon $ (30,248) $ (42,867) $ (24,795) $ 41,999 $ (6,523) Capital expenditures including deposits (1,461) (2,813) (3,668) (3,757) (3,895) Depreciation and amortization 1,082 1,259 839 702 904 Stock based compensation 1,359 1,217 1,063 1,859 1,193 Cash equivalents + Short term investments $ 209,015 $ 255,329 $ 310,250 $ 363,941 $ 407,333 Total headcount 330 330 320 320 240

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Non-GAAP Measures (1) Regulatory and legal matters include legal, advisory, and other professional service fees incurred in connection with the short-seller analyst article from September 2021, and investigations and litigation related thereto. 25 EBITDA and Adjusted EBITDA (in thousands) Three Months Ended March 31, 2023 2022 Net loss $ (30,258) $ (8,818) Interest income, net (135) (17) Income tax expense — 526 Depreciation and amortization 1,082 904 EBITDA $ (29,311) $ (7,405) Adjusted for: Change in fair value of private placement warrant liability (641) (1,523) Change in fair value of earnout liability (6,420) (3,241) Gain on equity securities — (12,530) Stock-based compensation 1,359 1,193 Regulatory and legal matters (1) 7,742 2,730 Adjusted EBITDA $ (27,271) $ (20,776)

Strategy and Corporate Development Update 26 – Sayanta Dutta, SVP Corporate Development 26

Closing Remarks 27 – Parker Meeks, Chief Executive Officer 27

Hyzon's Focus in 2023-2024: Execution, Which is Well Underway

Priority Milestones to achieve in 2023-2024

Organization | Fuel cell | Vehicle

Category	Timing	Priority Milestones (Subset)	Status
Organization	2H 2022	Restructure Hyzon Europe & China Ops	✓
Vehicle	2H 2022	Rigid Platform ISO Certification & Launch	✓
Vehicle	1H 2023	Europe Cabover Gen 1 4x2 Customer Launch with Anchor Customers	✓
Fuel cell	1H 2023	First 200kW B-sample fuel cell produced and tested	✓
Vehicle	1H 2023	First U.S. customer order contracted	✓
Vehicle	1H 2023	First 200kW FCEV truck in testing	✓
Fuel cell	2H 2023	200kW fuel cell C-sample declaration	
Vehicle	2H 2023	Deliver first commercial Class 8 Hyzon FCEV to U.S. customer	
Fuel cell	2H 2023	25 200kW fuel cell prototypes produced / validated and C-Sample 200 kW Declared	
Vehicle	1H 2024	200kW FCEV Truck Commercial Launch	
Fuel cell	2H 2024	200kW production facility SOP declared	

HYZON

28

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Appendix 29

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Introducing a Revitalized Hyzon Note: Company logos are trademarked images of the respective firms. 1.Patent counts are totals of exclusively and jointly owned, both granted and filed / pending Fuel Cell Technology Leader, Driving “Early Mover” Commercialization of Heavy-Duty FCEV Trucks Proprietary fuel cell technology and 200 kW fuel cell system (FCS) Repowered fuel cell trucks Hydrogen relationships and investments 157 Total patents granted and filed/pending1 4.5 kW/L Current generation power-density of PEM fuel cell stacks 200 kW Net fuel cell single stack system in on-road testing U.S. Based 30

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED Patent Overview Patent Control Summary as of April 19, 2023 Patents Awarded Patents Applied Patents Pending Non- Provisional Applied Provisional Applied Totals Exclusively Owned 1 0 80 80 74 6 80 Jointly Owned 2 59 77 18 77 0 77 Totals 59 157 98 151 6 157 31 1. All Patents Applied are Pending (not Awarded); 2. Jointly owned with one or more Horizon entities (per IP Agreement) except three unrelated parties (in discovery)

Hyzon has an Innovative MEA Manufacturing Process

7-Layer Membrane Electrode Assembly (MEA)

1. Cathode catalyst layer is coated on the membrane (this is the layer where oxygen reduction reaction happen at the cathode in the final MEA)
2. Coating anode catalyst layer on a substrate film (this is where hydrogen oxidation happen at the anode in the final MEA)
3. The anode catalyst layer on the substrate is transferred to the non-coated side of the membrane in a roll-to-roll lamination equipment (anode catalyst layer / membrane / cathode catalyst layer constitute the 3-layers
4. In the next step, the 3-layer roll is integrated into sub-gasket in a roll-to-roll equipment (two sub gaskets: one for anode side and one for cathode side) to form the 5-layers
5. Finally, gas diffusion layers are integrated in a roll-to-roll equipment (one for anode and one for cathode) to form 7-layers and this is referred to as MEA (MEA has 7-layers in total)

Proprietary roll-to-roll MEA manufacturing process


Anode/Cathode
3-layers
5-layers
7-layers
Catalyst Ink Mixing
Catalyst Ink Coating
Catalyst Layer Lamination
Gasket Lamination
GDL Lamination

HYZON
32
© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

Hyzon's 200kW Fuel Cell Offers Significant Advantages vs. Competitors Typical Approach of Two ~100kW Dual Fuel Cell Systems

	HYZON	Typical Approach by Competitors (Approximated by 2x Hyzon 110kW FCS's)
		
1 Fuel Cell	**Single 200kW system**	**Two systems**
2 Weight	**~360 kg** ~30% lighter than two systems	**~520 kg** Each system weights ~260 kg
3 Balance of plant	**Single**	**Double** Two each of air compressors, water pumps, humidifiers, HV cables, valves, sensors etc.
4 Efficiency	**~20% more efficient[1]** (initial vehicle testing)	**Single ~110 kW system ranges 5-7 mi/kg** Depends on use case
5 Cost	**~25% Lower total fuel cell system cost + Lower FCS unit cost ($/kW) and est. maintenance + service cost**	**Higher total fuel cell systems cost, FCS unit cost ($/kW, 3rd party sourced) and est. maintenance + service cost**

1. 200 vs. 120kW at 120kW; Estimated based on early 200 kW truck testing at test track in similar simulated routes on flat road vs. similar use case performance with single 120 kW FCS

HYZON
33
© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

Product Maturity Declaration

Product Maturity Matrix

Category	A-Sample	B-Sample	C-Sample	Production
Functionality/ Performance	• Demonstrate functionality and performance • May not meet all targets	• Fully functional • Meets internal performance targets	• Fully functional • Meets performance targets	• Fully functional • Meets internal performance targets
Durability	• Lifetime limited, but demonstrates stable operation in intended use.	• Limited durability testing	• Passes internal and customer durability requirements	• Passes internal and customer durability requirements
Packaging	• Representative size, but not final packaging for application	• Packaged for application	• Packaged for application	• Packaged for application
Manufacturing	• Hand built with draft assembly processes • Prototype parts purpose built for intended function	• Representative parts, but prototype tooling/machining • Preliminary standardized assembly processes	• Standardized production tooling and assembly process	• Production tooling and assembly process • Production quality processes active • Aftersales and service support in place

HYZON

34

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

Significant Global Market Opportunity in HD Trucking Alone, with Multiple Layers of Upside Optionality through 2030 and Beyond

Target Addressable Global Market (TAM) Across Hydrogen Ecosystems, $ Billions


2030 TAM
Hyzon Immediate focus
2030 TAM
Hyzon Medium/Long-term focus
2050 TAM
800
500
1,700
600
2,900
600
1,700
500
6,700
1,400
1,300
500
15,300
4,100
Heavy Duty 1
Hydrogen 2
Medium Duty 3
Airport / Port Ecosystems 4
Remote Power 5
Other Heavy Duty Mobility Applications 6
Target Addressable Market 7

Hyzon Focus						
Today: 3 core platforms - Conventional (US), Rigid (EU & ANZ) and Cabover (EU & ANZ)	Portfolio of hydrogen investment rights; Raven initial hub investment active	Additional mobility products requiring high-powered and durable fuel cell systems		Schlumberger collaboration to sell FC's into mobile power applications	Collaboration-based fuel cell technology deployment	

1. Statista HD Truck Projections (2019). 2030 and 2050 TAM based on extrapolation of 2019 – 2026 CAGR of 2.57%.
2. Goldman Sachs Global Demand & Supply Model (2022); 2050 TAM based on extrapolation of 2020 – 2040 CAGR of 5.38%.
3. Mordor Intelligence MD and HD Commercial Vehicles Market Research Report (2022). 2030 and 2050 TAM based on extrapolation of 2018 – 2028 CAGR of 8%.
4. Airport: The Business Research Company Commercial Aircraft Market Research Report (2023). 2030 and 2050 TAM based on extrapolation of 2023 – 2027 CAGR of 7.9%. Port: Skyquest Tech Consulting Marine Vessel Market Research Report (2022). 2030 and 2050 TAM based on extrapolation of 2022 – 2028 CAGR of 1.61%.
5. Markets and Markets Hybrid Power Solutions Market Research Report (2015). 2030 and 2050 TAM based on extrapolation of 2016 – 2021 CAGR of 8.13%.
6. Other Heavy Duty Mobility Applications consists of Locomotive, Agricultural Machinery, Construction Machinery, ATV markets.
Locomotive: Statista Locomotive Projections (2021). 2030 and 2050 TAM based on extrapolation of 2020 – 2027 CAGR of 3.0%. Agricultural Machinery: TechNavio Agricultural Machinery Market Research Report (2022). 2030 and
7. 2050 TAM based on extrapolation of 2021 – 2026 CAGR of 5.87%. Construction Machinery: TechNavio Construction Machinery Market Research Report (2022). 2030 and 2050 TAM based on extrapolation of 2022 – 2027 CAGR of 4.3%. ATV: TechNavio All-Terrain Vehicle Market Research Report (2022). 2030 and 2050 TAM based on extrapolation of 2022 – 2027 CAGR of 7.59%.

HYZON

35

© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

FCEV Heavy-Duty Trucks Expected to Out-Compete BEV when Heavy Loads, Long Distances and/or Short Fueling Times are Needed – Majority of Class 8 in US

Mileage Comparison 10 Mins Of Refueling/Recharging: Real time lost waiting for charging durations vs. hydrogen refueling expectations


FCEV Long Haul Class 8 Hydrogen truck
280
FCEV Long Haul Class 8 Hydrogen truck Future
50
30
250
BEV 350kW DC Fast Charger Today
1500kW DC Fast Charger Future

Payload Performance: Real potential revenue loss and/or operational cost increases for fleets who maximize weight up to allowed limits

Payload benchmark of alternative powertrains


100%
Diesel
99.7%
FCEV
76%
BEV
Medium Duty (33,000 LBS)
100%
Diesel
99.3%
FCEV
80.9%
BEV
Heavy Duty (80,000 LBS)

Sources: Assumptions: Diesel: (1) Typical HD vehicles achieve 6.5 mpg (Davis and Boundy 2019; Schoettle, Sivak, and Tunnell 2016). (2) Fueling rates for diesel truck dispensers are commonly 15 gpm or faster; BET: (1) Tesla and Daimler advertise vehicle efficiencies of ~2 kWh/mile (Tesla 2020; Daimler Trucks North America LLC 2020). Therefore, setting case today at 2 kWh/mile and future case at 1 kWh/mile, 50% reduction in energy use. (2) Charge rates for today will be 350kW fast charger and future case 1,500kW fast charger; FCET: (1) Nikola Motor predicting 600-mile range with 80kg of hydrogen, which equates to 7.5 mi/kg, so at 100kg of hydrogen total capacity provides 750- mile total range. In context of FCEBS showing efficiency around 4-6 mi/kg for on-road efficiency and bus drive cycles being tougher than drive cycles for trucks, so 7.5 mi/kg estimate reasonable, and use this for both today and future case. (2) Fill rates for today and the future case will be 3.6 kg/min and 10 kg/min, respectively

Sources: Fuel Cells and Hydrogen 2 Joint Undertaking. (2017, August). Development of Business Cases for Fuel Cells and Hydrogen Applications for Regions and Cities: FCH Heavy'-duty trucks. https://www.fch.europa.eu/sites/default/files/171121_FCH2JU_Application-Package_ WG 1 _ Heavy duty trucks (ID 2910560) (ID 2911646). pdf

HYZON
36
© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED

Hydrogen Infrastructure Advantage

Comparative Peak Loads for Illustrative Sites and Other Major Users 1

- Charging sites will bring about significant electric loads and these loads will begin to exceed distribution line capacity in the next 5-10 years
- The timelines and investment required for grid infrastructure upgrades, particularly transmission, are much longer than those required for EV supply equipment installation



0.6 MW
~5+ MW
5 MW
9-10 MW
19 MW
~20 MW
Highway Plaza
4 x 150 kW Chargers (NEVI Guidance Minimum)
Outdoor Stadium
Highway Plaza
Passenger Plaza
Empire State Building
Highway Plaza
Large Passenger/ Truck Stop
Small Town

Significantly Higher Last Mile Infrastructure Required for BEV

- Creates a substantial grid burden
- Requires **6-12x** fueling real estate needed vs hydrogen fueling
- Future target of 60-90 minutes to recharge Class 8 vehicle vs refueling time of 10-15 minutes today with diesel or hydrogen
- Commercial megawatt rapid charging infrastructure has a significant cost and additional grid burden



251,111
>12x
129,143
>6x
20,000
20,000
Diesel Pumps
Hydrogen Pumps
180kW
350kW

Source: Electric Highways: Accelerating and Optimizing Fast-Charging Deployment for Carbon-Free Transportation (2022), Hyzon Motors Business Update (2022)
1. Design developed by National Grid, inspired by: CALSTART (2015). Electric Truck and Bus Grid Integration. Opportunities, Challenges and Recommendations
2. Based on ~2,000 truck stops in the U.S.; assumes 10 lanes per truck stop
3. Assumes time to refuel a diesel truck is the same as a hydrogen fueled FCEV truck at 15 minutes
4. Based on a 550kWh rated battery on a Class 8 truck; recharging times based on charging from 0-100% at rated power for charger

HYZON 37
© 2023 HYZON MOTORS INC. ALL RIGHTS RESERVED